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                                                                  EXHIBIT 10.2




              AGREEMENT REGARDING EXERCISE OF REGISTRATION RIGHTS


        THIS AGREEMENT REGARDING EXERCISE OF REGISTRATION RIGHTS (this "Agreement") is made as of September 30, 1997 among RAMCO-GERSHENSON PROPERTIES TRUST, a Massachusetts business trust (the "Company"), DENNIS GERSHENSON, JOEL GERSHENSON, BRUCE GERSHENSON, RICHARD GERSHENSON, MICHAEL A. WARD, MICHAEL A. WARD U/T/A DATED 2/22/77, AS AMENDED (collectively, the "Ramco Principals"), each of the Persons (collectively, the "Other Holders"; and with the Ramco Principals, the "Holders") set forth on Exhibit A hereto, SPECIAL SITUATIONS RG REIT, INC., a Maryland corporation ("Buyer"), and the Advancing Party (as defined herein).

                                   RECITALS:

        WHEREAS, the Company, the Ramco Principals, the other Holders and JCP Realty, Inc., a Delaware corporation ("JCP"), are parties to a Registration Rights Agreement (the "Registration Rights Agreement") dated as of May 10, 1996 pursuant to which the Company has granted to the Holders (including the Ramco Principals) and to JCP certain incidental registration rights exercisable in accordance with the terms of the Registration Rights Agreement.

        WHEREAS, the Company, Buyer and the Advancing Party have entered into a Registration Rights Agreement dated as of the date hereof (the "Buyer Registration Rights Agreement") pursuant to which the Company has granted to Buyer and the Advancing Party certain shelf registration rights, requested registration rights and incidental registration rights to have Registrable Securities (as defined in the Buyer Registration Rights Agreement) registered for sale in accordance with the terms of the Buyer Registration Rights Agreement (for purposes of this Agreement, the term "Advancing Party" shall have the meaning ascribed to such term in the Buyer Registration Rights Agreement).

        WHEREAS, the Holders, Buyer, the Advancing Party and the Company wish to enter into this Agreement to set forth certain agreements of the parties hereto with respect to the exercise of the incidental registration rights of the Holders under the Registration Rights Agreement and of Buyer and/or the Advancing Party under the Buyer Registration Rights Agreement.

        NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

        1. Exercise of Registration Rights. If (a) the Company proposes to register for its own account any Company Stock (as defined in the Buyer Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), in an Underwritten/Placed Offering (as defined in the Buyer Registration Rights Agreement), and in connection with such proposed offering (i) Buyer or the Advancing Party has exercised its rights under
Section 4.1 of the Buyer Registration Rights Agreement to require the Company to include in such proposed offering Registrable Securities of Buyer or the Advancing Party, and (ii) one or more of the Holders have exercised their rights to include Eligible Securities (as defined in the Registration Rights

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Agreement) in such proposed offering, and (b) the underwriter or the managing underwriter, as the case may be, of such Underwritten/Placed Offering informs the Company of its belief that the amount of securities requested to be included in such registration or offering exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the number of shares of Registrable Securities of Buyer and/or the Advancing Party and the number of shares of Eligible Securities of the Holders to be included in such offering shall be reduced in order to permit such underwriter or managing underwriter to complete successfully such offering without delay as follows:

        (a) First, any necessary reduction shall be apportioned among any Eligible Securities held by the Ramco Principals which were proposed to be included in the proposed offering upon exercise of their respective registration rights under the Registration Rights Agreement pro rata based on the number of securities proposed to be registered by such Ramco Principals; provided, however, that if any Ramco Principal is deceased or has suffered a divorce prior to filing of the registration statement with respect to the proposed offering, the Eligible Securities held by such Ramco Principal or by the estate or the heirs, beneficiaries or devisees of such Ramco Principal shall not be subject to reduction pursuant to this subclause (a), but shall be subject to reduction pursuant to subclause (b); and

        (b) Second, to the extent any reduction pursuant to clause (a) above is not sufficient, any further reduction required by the underwriter or the managing underwriter of the proposed offering shall be apportioned among (i) shares of Eligible Securities held by any Ramco Principal or by the estate or the heirs, beneficiaries or devisees of such Ramco Principal to the extent such Eligible Securities were not reduced on account of the proviso contained in clause (a) above, (ii) shares of Eligible Securities held by the Other Holders and (iii) shares of Registrable Securities held by Buyer and/or the Advancing Party, which were proposed to be included in the proposed offering upon exercise of the respective registration rights of such holders under the Registration Rights Agreement or the Buyer Registration Rights Agreement, as applicable, pro rata based on the number of securities proposed to be registered by the holders referred to in the preceding clauses (i), (ii) and
(iii).

If JCP has requested that Eligible Securities be registered for sale in a proposed Underwritten/Placed Offering in which any Holder and either Buyer or the Advancing Party have elected to include Eligible Securities or Registrable Securities, as the case may be, and the underwriter or the managing underwriter, as the case may be, of such Underwritten/Placed Offering informs the Company of its belief that the amount of securities requested to be included in such registration or offering exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the Eligible Securities proposed to be registered by JCP shall not be reduced unless and until all securities proposed to be registered by Buyer, the Advancing Party and the Holders have been reduced to zero.


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 2.   Non-Participation in Requested Registration.  The Holders agree not to exercise their respective incidental registration rights under the Registration Rights Agreement in connection with a registration of Registrable Securities effected by the Company pursuant to the exercise by Buyer or the Advancing Party of the registration rights set forth in Article 2 or Article 3 of the Buyer Registration Rights Agreement.

 3. No Inconsistent Actions. Each of Buyer, the Advancing Party and the Holders agree not to take any action inconsistent with the terms of Section 1 of this Agreement. To the extent that Buyer or the Advancing Party on the one hand, or any or all of the Holders on the other hand, attempt to exercise any rights under Section 4.1 of the Buyer Registration Rights Agreement or Section
3.1 of the Registration Rights Agreement (as applicable) in a manner inconsistent with the terms of this Agreement, the Company shall have the right to refuse to register Registrable Securities or Eligible Securities, as the case may be, under such sections of such agreements so as to give effect to the terms of this Agreement.

 4. Specific Performance. The parties hereto acknowledge and agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

 5.   Miscellaneous.

        (a) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this
Section 5, provided the receipt of such counterparts is confirmed.

        (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

        (c) Entire Agreement. This Agreement (including agreements incorporated herein) contains the entire agreement between the parties with respect to the subject matter hereof and there are no agreements or understandings between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

        (d) Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Company shall be addressed to:





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                       Ramco-Gershenson Properties Trust
                       27600 Northwestern Highway, Suite 200
                       Southfield, Michigan  48043
                       Attention:  Chief Executive Officer
                       Telecopy Number: (248) 350-9900
                       Facsimile Number: (248) 350-2469

   with a copy to:

                       Honigman Miller Schwartz and Cohn
                       2290 First National Building
                       Detroit, Michigan  48226
                       Attention: Richard J. Burstein and Donald J. Kunz Telephone Number: (313) 256-7800
                       Facsimile Number:  (313) 962-0176

or at such other address and to the attention of such other person as the Company may designate by written notice to the Holders, Buyer and the Advancing Party. Notice to each of the Holders shall be addressed to such Holder at the following address:

                       c/o Ramco-Gershenson Properties Trust
                       27600 Northwestern Highway, Suite 200
                       Southfield, Michigan  48034
                       Attention:  Chief Executive Officer
                       Telecopy Number: (248) 350-9900
                       Facsimile Number: (248) 350-2469

   with a copy to:

                       Honigman Miller Schwartz and Cohn
                       2290 First National Building
                       Detroit, Michigan  48226
                       Attention: Richard J. Burstein and Donald J. Kunz Telephone Number: (313) 256-7800
                       Facsimile Number:  (313) 962-0176





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or at such other address and to the attention of such other person as the applicable Holder may designate by written notice to the Company, Buyer and the Advancing Party. Notices to Buyer and the Advancing Party shall be addressed to:

                        Special Situations RG REIT, Inc.
                        1221 Avenue of the Americas
                        New York, N.Y.  10020
                        Attention: Operations Controller, 22nd Floor Telephone Number: (212) 762-4000
                        Facsimile Number:   (212) 762-7536

                 with a copy to:

                        Rogers & Wells
                        200 Park Avenue
                        New York, New York  10166
                        Attention:  Allen Curtis Greer, II
                        Telephone Number: (212) 878-8000
                        Facsimile Number:  (212) 878-8375

or at such other address and to the attention of such other person as Buyer or the Advancing Party may designate by written notice to the Company and the Holders.

                 (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. To the extent that any party hereto assigns any rights it may have under the Registration Rights Agreement or the Buyer Registration Rights Agreement, as the case may be, such assignment, and the exercise of any registration rights under the applicable agreement, shall be subject to the terms and conditions of this Agreement. The Advancing Party shall, without any assignment or any further act or deed or the execution or delivery of any further instrument or agreement, succeed to the rights and obligations of Buyer and the Advancing Party upon the Reorganization (as defined in the Buyer Registration Rights Agreement).

                 (f) Headings. The Section and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

                 (g) Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Any party hereto may, only by an instrument in writing, waive compliance by any other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.





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                 (h)      Interpretation; Absence of Presumption.  For the
purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the words "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

                 This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

                 (i) Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.





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         IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                                        THE COMPANY:

                                        RAMCO-GERSHENSON PROPERTIES TRUST


                                        By: /s/ Authorized Signature
                                           -----------------------------------
                                           Name:
                                           Title:

                                        HOLDERS:

                                          /s/ Dennis Gershenson
                                        -----------------------------------
                                        Dennis Gershenson


                                          /s/ Joel Gershenson
                                        -----------------------------------
                                        Joel Gershenson

                                          /s/ Bruce Gershenson
                                        -----------------------------------
                                        Bruce Gershenson

                                          /s/ Richard Gershenson
                                        -----------------------------------
                                        Richard Gershenson

                                          /s/ Michael A. Ward
                                        -----------------------------------
                                        Michael A. Ward


                                        MICHAEL A. WARD U/T/A, DATED 2/22/77,
                                        AS AMENDED

                                        By: /s/ Michael A. Ward
                                           --------------------------------
                                           Michael A. Ward, Trustee

                                        WEST OAKS I

                                        WEST OAKS DEVELOPMENT COMPANY,
                                        a Michigan co-partnership

                                        By: /s/ Dennis Gershenson
                                           --------------------------------
                                           Dennis Gershenson, Partner

(Signatures Continued on next page)





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(Signatures Continued from previous page)

                                        JACKSON CROSSING

                                        RAMCO JACKSON ASSOCIATES LIMITED
                                        PARTNERSHIP,
                                        a Michigan limited partnership

                                        By:   RAMCO JACKSON, INC.,
                                              a Michigan corporation,
                                              its General Partner

                                              By: /s/ Dennis Gershenson
                                                 -------------------------------
                                                 Dennis Gershenson
                                                 Vice President


                                        SOUTHFIELD PLAZA + S-12

                                        SOUTHFIELD PLAZA LIMITED PARTNERSHIP,
                                        a Michigan limited partnership

                                        By:   RAMCO VENTURES,
                                              a Michigan co-partnership,
                                              its General Partner

                                              By: /s/ Dennis Gershenson
                                                 -------------------------------
                                                 Dennis Gershenson, Partner


                                        ROSEVILLE PLAZA

                                        ROSEVILLE PLAZA LIMITED PARTNERSHIP,
                                        a Michigan limited partnership

                                        By:   RAMCO VENTURES,
                                              a Michigan co-partnership,
                                              its General Partner

                                              By: /s/ Dennis Gershenson
                                                 -------------------------------
                                                 Dennis Gershenson, Partner


(Signatures continued on next page)





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(Signatures continued from previous page)

                                       TEL-TWELVE SHOPPING CENTER

                                       TEL-TWELVE MALL ASSOCIATES
                                       LIMITED PARTNERSHIP,
                                       a Michigan limited partnership

                                       By:   R.G. TEL-TWELVE CO.,
                                             a Michigan co-partnership,
                                             its General Partner


                                             By: /s/ Dennis Gershenson
                                                --------------------------------
                                                 Dennis Gershenson, Partner


                                       CLINTON VALLEY MALL

                                       STERLING MALL ASSOCIATES
                                       LIMITED PARTNERSHIP,
                                       a Michigan limited partnership

                                       By:  RAMCO CONSUMERS MALL ASSOCIATES
                                            LIMITED PARTNERSHIP, a Michigan
                                            limited
                                            partnership, its General Partner


                                            By: /s/ Dennis Gershenson
                                               ---------------------------------
                                                 Dennis Gershenson, a General
                                                 Partner


                                       EASTRIDGE COMMONS

                                       RAMCO LAPEER ASSOCIATES LIMITED
                                       PARTNERSHIP, a Michigan limited
                                       partnership

                                       By:  RAMCO LAPEER, INC., a Michigan
                                            corporation, its General Partner


                                            By: /s/ Dennis Gershenson
                                                --------------------------------
                                                 Dennis Gershenson, Vice
                                                 President

(Signatures continued on next page)





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(Signatures continued from previous page)

                                       NEW TOWNE PLAZA

                                       FORD SHELDON PLAZA COMPANY,
                                       a Michigan limited partnership


                                       By: /s/ Dennis Gershenson
                                           ------------------------------------
                                           Dennis Gershenson, a General Partner


                                       LAKE ORION PLAZA

                                       W & G REALTY COMPANY,
                                       a Michigan co-partnership


                                       By: /s/ Dennis Gershenson
                                           ------------------------------------
                                           Dennis Gershenson, Partner


                                       OAK BROOK SQUARE

                                       RAMCO OAK BROOK SQUARE ASSOCIATES
                                       LIMITED PARTNERSHIP,
                                       a Michigan limited partnership

                                       By:   RAMCO OAK BROOK SQUARE, INC.,
                                             a Michigan corporation,
                                             general partner


                                             By: /s/ Dennis Gershenson
                                                --------------------------------
                                                 Dennis Gershenson, Vice
                                                 President


                                       FRASER TOWN CENTER

                                       RAMCO FRASER DEVELOPMENT COMPANY,
                                       a Michigan co-partnership

                                       By: /s/ Dennis Gershenson
                                           ------------------------------------
                                           Dennis Gershenson, Partner

(Signatures continued on next page)





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(Signatures continued from previous page)

                                  EDGEWOOD TOWN CENTER

                                  RAMCO LANSING ASSOCIATES,
                                  a Michigan co-partnership


                                  By: /s/ Dennis Gershenson
                                      -----------------------------------------
                                      Dennis Gershenson, Partner



                                  NORTH TOWNE OFFICE MAX

                                  RAMCO LEWIS ALEXIS ASSOCIATES,
                                  a Michigan partnership


                                  By: /s/ Dennis Gershenson
                                      -----------------------------------------
                                      Dennis Gershenson, Partner



                                  NAPLES TOWNE CENTER

                                  RAMCO SOUTH NAPLES DEVELOPMENT,
                                  a Florida general partnership


                                  By: /s/ Dennis Gershenson
                                      -----------------------------------------
                                      Dennis Gershenson, Partner


                                  SPRING MEADOWS SHOPPING CENTER

                                  RAMCO SPRING MEADOWS ASSOCIATES,
                                  a Michigan co-partnership, its General Partner


                                  By: /s/ Dennis Gershenson
                                      -----------------------------------------
                                      Dennis Gershenson, Partner

(Signatures continued on next page)





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(Signatures continued from previous page)

                                 TROY TOWNE CENTER

                                 RAMCO SINGER ASSOCIATES LIMITED
                                 PARTNERSHIP, an Ohio limited partnership

                                 By:   RAMCO TROY ASSOCIATES,
                                       a Michigan co-partnership,
                                       its General Partner


                                       By: /s/ Dennis Gershenson
                                          --------------------------------------
                                           Dennis Gershenson, Partner


                                 WEST ALLIS TOWN CENTER

                                 WEST ALLIS SHOPPING CENTER ASSOCIATES,
                                 a Wisconsin general partnership

                                 By:   RAMCO ALLIS DEVELOPMENT COMPANY,
                                       its Partner


                                       By: /s/ Dennis Gershenson
                                          --------------------------------------
                                           Dennis Gershenson, Partner


                                 FERNDALE PLAZA

                                 MICHIGAN SHOPPING CENTER VENTURE II
                                 LIMITED PARTNERSHIP,
                                 a Michigan limited partnership

                                 By:   RAMCO L & W PARTNERS,
                                       a Michigan co-partnership,
                                       its general partner

                                       By:  RAMCO GP,
                                            a Michigan co-partnership, Partner

                                       By: /s/ Dennis Gershenson
                                          --------------------------------------
                                           Dennis Gershenson, Partner
                                           (Signatures


(Signatures continued on page)



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(Signatures continued from previous page)

                                   WEST OAKS II

                                   RAMCO NOVI DEVELOPMENT ASSOCIATES
                                   LIMITED PARTNERSHIP,
                                   a Michigan limited partnership

                                   By:   RAMCO NOVI DEVELOPMENT COMPANY,
                                         a Michigan co-partnership,
                                         its General Partner

                                         By:
                                            ------------------------------------
                                              Dennis Gershenson, Partner


                                   CLINTON VALLEY STRIP

                                   KMW STERLING DEVELOPMENT COMPANY,
                                   a Michigan co-partnership

                                   By:
                                       ----------------------------------------
                                       Dennis Gershenson, Partner


                                   KENTWOOD TOWNE CENTER

                                   RAMCO KENTWOOD ASSOCIATES,
                                   a Michigan co-partnership

                                   By:
                                      -----------------------------------------
                                      Dennis Gershenson, Partner


                                   THE ADVANCING PARTY:

                                   MS REAL ESTATE SPECIAL SITUATIONS INC.
                                   As Attorney-In-fact for each of the clients set forth on Exhibit B hereto:

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


(Signatures continued on next page)


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(Signatures continued from previous page)

                                BUYER:

                                SPECIAL SITUATIONS RG REIT, INC.


                                By: /s/ Authorized Signature
                                   -------------------------------------------
                                   Name:
                                   Title:





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